AMENDMENT TO
                    AMENDED AND RESTATED INVESTMENT ADVISORY
                            AND MANAGEMENT AGREEMENT
                        BETWEEN JNL VARIABLE FUND LLC AND
                     JACKSON NATIONAL ASSET MANAGEMENT, LLC

--------------------------------------------------------------------------------

      This AMENDMENT is made by and between JNL VARIABLE FUND LLC, a Delaware limited liability company ("Fund") and JACKSON NATIONAL ASSET MANAGEMENT, LLC, a Michigan limited liability company ("Adviser").

      WHEREAS,  the Adviser and the Fund  entered  into an Amended and  Restated
Investment Advisory and Management Agreement effective December 1, 2012 ("Agreement"), whereby the Adviser agreed to provide certain advisory services to several separate series of shares (each a "fund") of the Fund.

      WHEREAS, the parties have agreed to amend Schedule A and Schedule B of the Agreement to amend certain fund names from the "Current Fund Name" to the "New Fund Name," as set forth below, effective April 29, 2013:

---------------------------------------------------------------------------------------------------------------
CURRENT FUND NAME                                             NEW FUND NAME
---------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management Dow(SM) 10 Fund                 JNL/Mellon Capital Dow(SM) 10 Fund
---------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management S&P(R) 10 Fund                  JNL/Mellon Capital S&P(R) 10 Fund
---------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management Global 15 Fund                  JNL/Mellon Capital Global 15 Fund
---------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management 25 Fund                         JNL/Mellon Capital 25 Fund
---------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management Select Small-Cap Fund           JNL/Mellon Capital Select Small-Cap Fund
---------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management Nasdaq(R) 25 Fund               JNL/Mellon Capital Nasdaq(R) 25 Fund
---------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management Value Line(R) 30 Fund           JNL/Mellon Capital Value Line(R) 30 Fund
---------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management Dow(SM) Dividend Fund           JNL/Mellon Capital Dow(SM) Dividend Fund
---------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management S&P(R) 24 Fund                  JNL/Mellon Capital S&P(R) 24 Fund
---------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management VIP Fund                        JNL/Mellon Capital VIP Fund
---------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management JNL 5 Fund                      JNL/Mellon Capital JNL 5 Fund
---------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management JNL Optimized 5 Fund            JNL/Mellon Capital JNL Optimized 5 Fund
---------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management S&P(R) SMid 60 Fund             JNL/Mellon Capital S&P(R) SMid 60 Fund
---------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management NYSE(R) International 25 Fund   JNL/Mellon Capital NYSE(R) International 25 Fund
---------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management Communications Sector Fund      JNL/Mellon Capital Communications Sector Fund
---------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management Consumer Brands Sector Fund     JNL/Mellon Capital Consumer Brands Sector Fund
---------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management Oil & Gas Sector Fund           JNL/Mellon Capital Oil & Gas Sector Fund
---------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management Financial Sector Fund           JNL/Mellon Capital Financial Sector Fund
---------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management Healthcare Sector Fund          JNL/Mellon Capital Healthcare Sector Fund
---------------------------------------------------------------------------------------------------------------
JNL/Mellon Capital Management Technology Sector Fund          JNL/Mellon Capital Technology Sector Fund
---------------------------------------------------------------------------------------------------------------

      NOW THEREFORE, the parties hereby agree to amend the Agreement as follows:

1. Schedule A to the Agreement is hereby deleted and replaced in its entirety with Schedule A dated April 29, 2013, attached hereto.

2. Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated April 29, 2013, attached hereto.

3. This Amendment may be executed in two or more counterparts, which together shall constitute one document.

      IN WITNESS WHEREOF, the Adviser and the Fund have caused this Amendment to be executed as of November 30, 2012, dated as of April 29, 2013.

JNL VARIABLE FUND LLC                     JACKSON NATIONAL ASSET MANAGEMENT, LLC

By: /s/ Kristen K. Leeman                 By: /s/ Mark D. Nerud
    ----------------------------------        ----------------------------------
Name: Kristen K. Leeman                   Name:  Mark D. Nerud
Title: Assistant Secretary                Title: President and CEO

--------------------------------------------------------------------------------

                                   SCHEDULE A
                              DATED APRIL 29, 2013
                                 (List of Funds)

--------------------------------------------------------------------------------
                                      FUNDS
--------------------------------------------------------------------------------
                       JNL/Mellon Capital Dow(SM) 10 Fund
--------------------------------------------------------------------------------
                        JNL/Mellon Capital S&P(R) 10 Fund
--------------------------------------------------------------------------------
                        JNL/Mellon Capital Global 15 Fund
--------------------------------------------------------------------------------
                           JNL/Mellon Capital 25 Fund
--------------------------------------------------------------------------------
                    JNL/Mellon Capital Select Small-Cap Fund
--------------------------------------------------------------------------------
                      JNL/Mellon Capital Nasdaq(R) 25 Fund
--------------------------------------------------------------------------------
                    JNL/Mellon Capital Value Line(R) 30 Fund
--------------------------------------------------------------------------------
                    JNL/Mellon Capital Dow(SM) Dividend Fund
--------------------------------------------------------------------------------
                        JNL/Mellon Capital S&P(R) 24 Fund
--------------------------------------------------------------------------------
                           JNL/Mellon Capital VIP Fund
--------------------------------------------------------------------------------
                          JNL/Mellon Capital JNL 5 Fund
--------------------------------------------------------------------------------
                     JNL/Mellon Capital JNL Optimized 5 Fund
--------------------------------------------------------------------------------
                     JNL/Mellon Capital S&P(R) SMid 60 Fund
--------------------------------------------------------------------------------
                JNL/Mellon Capital NYSE(R) International 25 Fund
--------------------------------------------------------------------------------
                  JNL/Mellon Capital Communications Sector Fund
--------------------------------------------------------------------------------
                 JNL/Mellon Capital Consumer Brands Sector Fund
--------------------------------------------------------------------------------
                    JNL/Mellon Capital Oil & Gas Sector Fund
--------------------------------------------------------------------------------
                    JNL/Mellon Capital Financial Sector Fund
--------------------------------------------------------------------------------
                    JNL/Mellon Capital Healthcare Sector Fund
--------------------------------------------------------------------------------
                    JNL/Mellon Capital Technology Sector Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   SCHEDULE B
                              DATED APRIL 29, 2013
                                 (Compensation)

--------------------------------------------------------------------------------
                                                               ADVISORY FEE
         FUND                        ASSETS               (ANNUAL RATE BASED ON
                                                          AVERAGE NET ASSETS OF
                                                                EACH FUND)
--------------------------------------------------------------------------------
JNL/Mellon Capital         $0 to $50 million                      .34%
Dow(SM) 10 Fund            $50 to $100 million                    .31%
                           $100 million to $750 million           .28%
                           Over $750 million                      .27%
--------------------------------------------------------------------------------
JNL/Mellon Capital         $0 to $50 million                      .34%
S&P(R) 10 Fund             $50 to $100 million                    .31%
                           $100 million to $750 million           .28%
                           Over $750 million                      .27%
--------------------------------------------------------------------------------
JNL/Mellon Capital         $0 to $50 million                      .34%
Global 15 Fund             $50 to $100 million                    .31%
                           $100 million to $750 million           .28%
                           Over $750 million                      .27%
--------------------------------------------------------------------------------
JNL/Mellon Capital 25      $0 to $50 million                      .34%
Fund                       $50 to $100 million                    .31%
                           $100 million to $750 million           .28%
                           Over $750 million                      .27%
--------------------------------------------------------------------------------
JNL/Mellon Capital         $0 to $50 million                      .34%
Select Small-Cap Fund      $50 to $100 million                    .31%
                           $100 million to $750 million           .28%
                           Over $750 million                      .27%
--------------------------------------------------------------------------------
JNL/Mellon Capital         $0 to $50 million                      .34%
Nasdaq(R) 25 Fund          $50 to $100 million                    .31%
                           $100 million to $750 million           .28%
                           Over $750 million                      .27%
--------------------------------------------------------------------------------
JNL/Mellon Capital         $0 to $50 million                      .34%
Value Line(R) 30 Fund      $50 to $100 million                    .31%
                           $100 million to $750 million           .28%
                           Over $750 million                      .27%
--------------------------------------------------------------------------------
JNL/Mellon Capital         $0 to $50 million                      .34%
Dow(SM) Dividend Fund      $50 to $100 million                    .31%
                           $100 million to $750 million           .28%
                           Over $750 million                      .27%
--------------------------------------------------------------------------------
JNL/Mellon Capital         $0 to $50 million                      .34%
S&P(R) 24 Fund             $50 to $100 million                    .31%
                           $100 million to $750 million           .28%
                           Over $750 million                      .27%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                               ADVISORY FEE
         FUND                        ASSETS               (ANNUAL RATE BASED ON
                                                          AVERAGE NET ASSETS OF
                                                                EACH FUND)
--------------------------------------------------------------------------------
JNL/Mellon Capital         $0 to $50 million                      .34%
VIP Fund                   $50 to $100 million                    .31%
                           $100 million to $750 million           .28%
                           Over $750 million                      .27%
--------------------------------------------------------------------------------
JNL/Mellon Capital         $0 to $50 million                      .34%
JNL 5 Fund                 $50 to $100 million                    .31%
                           $100 million to $750 million           .28%
                           Over $750 million                      .27%
--------------------------------------------------------------------------------
JNL/Mellon Capital         $0 to $50 million                      .34%
JNL Optimized 5 Fund       $50 to $100 million                    .31%
                           $100 million to $750 million           .28%
                           Over $750 million                      .27%
--------------------------------------------------------------------------------
JNL/Mellon Capital         $0 to $50 million                      .34%
S&P(R) SMid 60 Fund        $50 to $100 million                    .31%
                           $100 million to $750 million           .28%
                           Over $750 million                      .27%
--------------------------------------------------------------------------------
JNL/Mellon Capital         $0 to $50 million                      .34%
NYSE(R) International      $50 to $100 million                    .31%
25 Fund                    $100 million to $750 million           .28%
                           Over $750 million                      .27%
--------------------------------------------------------------------------------
JNL/Mellon Capital         $0 to $50 million                      .34%
Communications Sector      $50 to $100 million                    .31%
Fund                       $100 million to $750 million           .28%
                           Over $750 million                      .27%
--------------------------------------------------------------------------------
JNL/Mellon Capital         $0 to $50 million                      .34%
Consumer Brands Sector     $50 to $100 million                    .31%
Fund                       $100 million to $750 million           .28%
                           Over $750 million                      .27%
--------------------------------------------------------------------------------
JNL/Mellon Capital         $0 to $50 million                      .34%
Healthcare Sector Fund     $50 to $100 million                    .31%
                           $100 million to $750 million           .28%
                           Over $750 million                      .27%
--------------------------------------------------------------------------------
JNL/Mellon Capital         $0 to $50 million                      .34%
Oil & Gas Sector Fund      $50 to $100 million                    .31%
                           $100 million to $750 million           .28%
                           Over $750 million                      .27%
--------------------------------------------------------------------------------
JNL/Mellon Capital         $0 to $50 million                      .34%
Financial Sector Fund      $50 to $100 million                    .31%
                           $100 million to $750 million           .28%
                           Over $750 million                      .27%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                               ADVISORY FEE
         FUND                        ASSETS               (ANNUAL RATE BASED ON
                                                          AVERAGE NET ASSETS OF
                                                                EACH FUND)
--------------------------------------------------------------------------------
JNL/Mellon Capital         $0 to $50 million                      .34%
Technology Sector Fund     $50 to $100 million                    .31%
                           $100 million to $750 million           .28%
                           Over $750 million                      .27%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------